UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2022

TIVIC HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41052	81-4016391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25821 Industrial Blvd., Suite 100

Hayward, CA 94545

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 276-6888

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

The information provided below in “Item 7.01 - Regulation FD Disclosure” of this Current Report on Form 8-K is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure

On August 15, 2022, Tivic Health Systems, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its second fiscal quarter ended June 30, 2022. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In addition, on August 15, 2022, the Company began using a new corporate presentation. A copy of that corporate presentation is furnished as Exhibit 99.2 hereto and incorporated herein by reference. A copy of the presentation is also available on the Company’s website located at https://tivichealth.com/investor/.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibits 99.1 and 99.2 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibits 99.1 and 99.2 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 15, 2022.
99.2	Corporate Presentation, dated August 2022
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2022

TIVIC HEALTH SYSTEMS, INC.

By:	/s/ Veronica Cai
Name: Veronica Cai
Title: Chief Financial Officer